Exhibit 99.2

SXCP TM
SXCPartners
SunCoke Energy Partners, L.P.
Q2 2014 Earnings
Conference Call
July 24, 2014

Forward-Looking Statements
SXCP TM
This slide presentation should be reviewed in conjunction with the Second Quarter 2014 earnings release of SunCoke Energy Partners, L.P. (SXCP) and the conference call held on July 24, 2014 at 10:00 a.m. ET.
Some of the information included in this presentation constitutes “forward-looking statements.” All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SunCoke Energy, Inc. (SXC) or SXCP, in contrast with statements of historical facts, are forward-looking statements. Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions.
Although management believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all. Moreover, such statements are subject to a number of assumptions, risks and uncertainties. Many of these risks are beyond the control of SXC and SXCP, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Each of SXC and SXCP has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. For more information concerning these factors, see the Securities and Exchange Commission filings of SXC and SXCP. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Although forward-looking statements are based on current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. SXC and SXCP do not have any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix.
SXCP Q2 2014 Earnings Call

Q2 2014 Highlights
SXCP TM
Completed First Dropdown
Immediate contribution to Adjusted EBITDA and Distributable Cash Flow
High investor interest in debt and equity offerings
Achieved Solid Operating Results
Coke and Coal Logistics operations recovered from weather-impacted Q1
FY14 guidance trimmed to reflect Q1 impact and lower yields at Haverhill
Cash Distribution up 3% to $0.5150/unit
Continued solid cash coverage ratio after increase
Outlook for additional increases this year
Well Capitalized for Future Growth
Upsized revolver $100M to $250M
SXCP Q2 2014 Earnings Call

Q2 2014 Financial Results
SXCP TM
Adjusted EBITDA(1)
($ in millions)
$41.3(2)
$37.0 $36.0 $36.6
$14.8 $13.3 $5.8
$12.4
$26.5 $23.7 $23.6 $30.8
1Q13 2Q13 1Q14 2Q14
Attributable to SXCP Attributable to SXC
Net Income
($ in millions)
$26.4
$23.7(2) $23.1
$10.6
$11.0 $9.9
$15.8 $5.8
$12.7 $13.2
$4.6 $1.2
1Q13 2Q13 1Q14 2Q14
Attributable to SXCP Attributable to SXC
(1) For a definition and reconciliation of Adjusted EBITDA, please see appendix.
(2) Proforma results for IPO occurring on January 23, 2013.
Solid Adj. EBITDA performance
– Coal Logistics contributed $5.0M
– Cokemaking down $2.6M reflecting lower yields and higher costs at Haverhill
– Corporate costs of $2.8M reflect dropdown-related costs and change in allocation
Net Income reflects pre-tax impact of dropdown costs
– $11.4M tender premium
– $4.0M debt extinguishment
– $2.7M incremental interest expense
– $0.8M transaction costs
SXCP Q2 2014 Earnings Call

Distribution and Coverage
SXCP TM
Distribution per Unit
($/unit)
6th consecutive quarterly increase
+18% +3%
$0.4225 $0.50 $0.5150
Aug ’13 May ’14 Aug ’14E
Distributable Cash Flow & Coverage Ratio
($ in millions, except coverage ratio)
Distributable Cash Flow
$18.7 $19.5
2Q13 2Q14
Cash Coverage Ratio
1.38x 0.98x
2Q13 2Q14
Q2 cash distribution up 3% to $0.5150/unit
Outlook supports additional 5% increase in 2014
Distributable cash flow at $19.5M
0.98x cash coverage ratio reflects timing impact of per unit distribution increase and additional units outstanding from dropdown
Anticipate FY14 cash coverage ratio to be ~1.10x
SXCP Q2 2014 Earnings Call

Liquidity Position
SXCP TM
SXCP increased liquidity position in the quarter
($30.5)
($10.8M) – SXC
($8.4M) – Public holders
($7.9)
$88.7
($5.5M) – Ongoing
($13.7M) – Environmental
($19.2)
SXCP Revolver Availability:
$241M
$58.5
$11.4
($19.2)
$10.2
$5.8
$19.2
Q1 2014 Cash Balance
Net Income
D&A
Working Capital Changes/ Other
Capex
Net Equity Issuance
Net Debt Change(1)
Distribution to SXC(2)
Distributions to Unit Holders
Q2 2014 Cash Balance
(1) Includes proceeds of $268.1M from SXCP 7.375% senior notes offset by repayment of ($160M) of SXC’s 7.625% senior notes and ($99.9M) of SXC’s term loan, plus net revolver paydown of ($32M) and debt issuance costs of ($6.7M).
(2) Includes $4.5M for distribution to NCI which was prorated based on ownership and earnings in cokemaking segment, with SXC holding 35% interest for the period January 1 – May 9, 2014 and 2% interest from May 10 – June 30, 2014. Also includes $3.4M of cash proceeds to SXC from dropdown transaction.
SXCP Q2 2014 Earnings Call

2014 Outlook

SXCP™

Proforma 2014 outlook supports continued solid cash coverage ratio

($ in millions, except per unit data)	2014 Outlook (1,2) Low	2014 Outlook (1,2) High	2014 Proforma (3) Low	2014 Proforma (3) High
Adjusted EBITDA attributable to SXCP	**$126**	**$132**	**$142**	**$148**
Less:				
Ongoing capital expenditures *(SXCP share)*	$15	$15	$16	$16
Accrual for replacement capital expenditures	$5	$5	$6	$6
Cash interest	$23	$23	$29	$29
Estimated Distributable Cash Flow	**$83**	**$89**	**$91**	**$97**
Estimated Distributions	**$79**	**$79**	**$79**	**$79**
Total unit cash coverage ratio (4)	**1.05x**	**1.13x**	**1.15x**	**1.23x**
Coke Operating Performance (100% basis)				
Coke Sales Tons (thousands)	1,720	1,750	1,720	1,750
Coal Logistics Operating Performance				
Coal Tons Handled (thousands)	16,900	20,300	16,900	20,300

(1) 2014 Adjusted EBITDA outlook estimated based on the timing and ownership interest in the cokemaking facilities pre- and post-dropdown and 100% Coal Logistics Adjusted EBITDA for the full year.
(2) Assumes $0.50 per unit for Q1 distribution and $0.5150 per unit for the Q2 – Q4 distributions.
(3) Proforma assuming dropdown of additional 33% interest in Haverhill and Middletown occurred January 1, 2014 and distribution of $0.5150 per unit for the Q1 – Q4 distributions.
(4) Total unit cash coverage ratio is estimated distributable cash flow divided by total estimated distributions.

SXCP Q2 2014 Earnings Call

6

SXCP TM
SXCPartners
Investor Relations:
630-824-1987
www.sxcpartners.com

APPENDIX
SXCP TM
SXCPartners
SXCP Q2 2014 Earnings Call

Definitions
SXCP TM
Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”), sales discounts and the interest, taxes, depreciation, depletion and amortization attributable to our equity method investment. EBITDA reflects sales discounts included as a reduction in sales and other operating revenue. The sales discounts represent the sharing with customers of a portion of nonconventional fuel tax credits, which reduce our income tax expense. However, we believe our Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit that is not included in EBITDA. Accordingly, in computing Adjusted EBITDA, we have added back these sales discounts.
Our Adjusted EBITDA also includes EBITDA attributable to our equity method investment. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure of the operating performance of the Company’s net assets and provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. Adjusted EBITDA is a measure of operating performance that is not defined by GAAP, does not represent and should not be considered a substitute for net income as determined in accordance with GAAP. Calculations of Adjusted EBITDA may not be comparable to those reported by other companies.
EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization.
Adjusted EBITDA attributable to SXC/SXCP equals Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests.
Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold.
SXCP Q2 2014 Earnings Call

Definitions
SXCP TM
Distributable Cash Flow equals Adjusted EBITDA less net cash paid for interest expense, on-going capital expenditures, accruals for replacement capital expenditures, and cash distributions to noncontrolling interests; plus amounts received under the Omnibus Agreement and acquisition expenses deemed to be Expansion Capital under our Partnership Agreement. Distributable Cash Flow is a non-GAAP supplemental financial measure that management and external users of SXCP financial statements, such as industry analysts, investors, lenders and rating agencies use to assess:
SXCP’s operating performance as compared to other publicly traded partnerships, without regard to historical cost basis;
the ability of SXCP’s assets to generate sufficient cash flow to make distributions to SXCP’s unitholders;
SXCP’s ability to incur and service debt and fund capital expenditures; and
the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.
We believe that Distributable Cash Flow provides useful information to investors in assessing SXCP’s financial condition and results of operations. Distributable Cash Flow should not be considered an alternative to net income, operating income, cash flows from operating activities, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). Distributable Cash Flow has important limitations as an analytical tool because it excludes some, but not all, items that affect net income and net cash provided by operating activities and used in investing activities. Additionally, because Distributable Cash Flow may be defined differently by other companies in the industry, our definition of Distributable Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.
Ongoing capital expenditures (“capex”) are capital expenditures made to maintain the existing operating capacity of our assets and/or to extend their useful lives. Ongoing capex also includes new equipment that improves the efficiency, reliability or effectiveness of existing assets. Ongoing capex does not include normal repairs and maintenance, which are expensed as incurred, or significant capital expenditures. For purposes of calculating distributable cash flow, the portion of ongoing capex attributable to SXCP is used.
Replacement capital expenditures (“capex”) represents an annual accrual necessary to fund SXCP’s share of the estimated costs to replace or rebuild our facilities at the end of their working lives. This accrual is estimated based on the average quarterly anticipated replacement capital that we expect to incur over the long term to replace our major capital assets at the end of their working lives. The replacement capex accrual estimate will be subject to review and prospective change by SXCP’s general partner at least annually and whenever an event occurs that causes a material adjustment of replacement capex, provided such change is approved by our conflicts committee.
SXCP Q2 2014 Earnings Call

Adjusted EBITDA and Distributable Cash Flow Reconciliations

SXCP™

($ in Millions)	As Reported Q1'13	Proforma Adj. [1]	Proforma Q1'13 [1]	As Reported Q2'13	As Reported FY'13	Proforma FY'13 [1]	As Reported Q1'14	As Reported Q2'14	Proforma Q1'14 [2]	Proforma Q2'14 [2]
Net cash provided by operating activities	$ 5.7	$ (0.2)	$ 5.5	$ 38.0	$ 130.3	$ 130.1	$ 14.6	$ 27.4	$ 3.2	$ 38.8
Depreciation and amortization expense	(7.6)		(7.6)	(7.6)	(33.0)	(33.0)	(9.7)	(10.2)	(9.7)	(10.2)
Changes in working capital and other	25.8		25.8	(4.0)	5.6	5.6	18.2	(11.4)	9.6	(9.3)
Net income	**$ 23.9**	**$ (0.2)**	**$ 23.7**	**$ 26.4**	**$ 102.9**	**$ 102.7**	**$ 23.1**	**$ 5.8**	**$ 3.1**	**$ 19.3**
Add:										
Depreciation and amortization expense	7.6		7.6	7.6	33.0	33.0	9.7	10.2	9.7	10.2
Interest expense, net	6.7		6.7	2.8	15.4	15.4	2.9	20.4	22.9	6.9
Income tax expense	3.9		3.9	0.2	4.5	4.5	0.3	0.2	0.3	0.2
Sales discounts	(0.6)		(0.6)	-	(0.6)	(0.6)	-		-	
Adjusted EBITDA	**$ 41.5**	**$ (0.2)**	**$ 41.3**	**$ 37.0**	**$ 155.2**	**$ 155.0**	**$ 36.0**	**$ 36.6**	**$ 36.0**	**$ 36.6**
Adjusted EBITDA attributable to NCI	(11.4)	(3.4)	(14.8)	(13.3)	(51.7)	(55.1)	(12.4)	(5.8)	(0.7)	(0.7)
Adjusted EBITDA attributable to Predecessor/SXCP	**$ 30.1**	**$ (3.6)**	**$ 26.5**	**$ 23.7**	**$ 103.5**	**$ 99.9**	**$ 23.6**	**$ 30.8**	**$ 35.3**	**$ 35.9**
Less:										
Ongoing capex (SXCP share)	(0.7)		(0.7)	(1.2)	(9.1)	(9.1)	(2.7)	(4.7)	(3.9)	(5.4)
Replacement capex accrual	(0.9)		(0.9)	(0.9)	(3.7)	(3.7)	(0.9)	(1.2)	(1.4)	(1.4)
Cash interest accrual	(2.9)		(2.9)	(2.9)	(11.8)	(11.8)	(3.1)	(5.4)	(7.2)	(7.2)
Make whole payment	-		-	-	0.9	0.9	-		-	
Payment to DTE Energy Corporation in connection with the Lake Terminal acquisition	-		-	-	1.8	1.8	-		-	
Distributable cash flow	**$ 25.6**	**$ (3.6)**	**$ 22.0**	**$ 18.7**	**$ 81.6**	**$ 78.0**	**$ 16.9**	**$ 19.5**	**$ 22.8**	**$ 21.9**
Quarterly Cash Distribution	**13.2**		**13.2**	**13.5**	**55.8**	**60.8**	**19.2**	**19.8**	**19.8** [3]	**19.8** [3]
Distribution Cash Coverage Ratio	**1.94x**		**1.66x**	**1.38x**	**1.46x**	**1.28x**	**0.88x**	**0.98x**	**1.15x** [4]	**1.11x** [4]

(1) Proforma assuming closing of SXCP IPO effective January 1, 2013.
(2) Proforma assuming dropdown of additional 33% interest in Haverhill and Middletown occurred January 1, 2014.
(3) Based on quarterly distribution amount of $0.5150/unit and current units outstanding.
(4) Distribution cash coverage ratio is distributable cash flow divided by total estimated distributions to the limited and general partners based on current units outstanding and assuming a $0.5150 per unit quarterly rate, or $2.06 per annum.

SXCP Q2 2014 Earnings Call

11

Expected 2014E EBITDA Reconciliation SXCP TM
2014E 2014E (in millions) Low High Net Income $ 59 $ 70 Depreciation and amortization 43 41 Total financing costs, net 42 39
Income tax expense (benefit) 1 1 Adjusted EBITDA $145 $151 EBITDA attributable to noncontrolling interest(1) (19) (19)
Adjusted EBITDA attributable to SXCP $126 $132 Less: Ongoing capex (SXCP share) (15) (15) Replacement capex accrual (5) (5)
Cash interest accrual (23) (23) Distributable cash flow $83 $89
(1) Adjusted EBITDA attributable to non-controlling interest represents SXC’s 35% interest in Haverhill and Middletown’s Adjusted EBITDA for January 1 – May 9, 2014 and its 2% interest in these facilities projected Adjusted EBITDA for May 10 – December 31, 2014.

SXCP Q2 2014 Earnings Call	12

Proforma(1) 2014E EBITDA Reconciliation
SXCP TM 2014E 2014E (in millions) Low High Net Income $ 55 $ 66 Depreciation and amortization 43 41 Total financing costs, net 46 43 Income tax expense (benefit) 1 1 Adjusted EBITDA $145 $151 EBITDA attributable to noncontrolling interest(1) (3) (3)
Adjusted EBITDA attributable to SXCP $142 $148 Less: Ongoing capex (SXCP share) (16) (16) Replacement capex accrual (6) (6)
Cash interest accrual (29) (29) Distributable cash flow $91 $97 (1) Proforma assuming dropdown of additional 33% interest in Haverhill and Middletown occurred January 1, 2014.

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Capital Expenditures & Investments SXCP TM ($ in millions) 2014E On-Going $17 Environmental Remediation $38 Prefunded from IPO proceeds Expansion — Total CapEx $55 Investments — Total CapEx & Investments $55 SXCP Q2 2014 Earnings Call 14